Exhibit 10.17

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS APRIL 29, 2007.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE “STATE LAWS”). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE LAWS, OR PURSUANT TO APPLICABLE EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS WHICH MAY INCLUDE SALE THROUGH A DESIGNATED OFFSHORE SECURITIES MARKET. FURTHER, UNLESS THE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, THE SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THESE SECURITIES IN THE UNITED STATES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH 905 AND THE PRELIMINARY NOTES) PROMULGATED UNDER THE SECURITIES ACT.

FLOW-THROUGH COMPENSATION OPTIONS

of

YUKON GOLD CORPORATION, INC.
55 York Street, Suite 401
Toronto, Ontario M5J 1R7
416-865-9790
(herein referred to as the “Corporation”)

No. FTCO-2006 - •	Dated this 28th day of December 2006

for

• [amount] FLOW-THROUGH COMPENSATION OPTION,
entitling the Holder to acquire, one (1) flow-though compensation warrant (each a “Flow-Through Compensation Warrant”) for each Flow-Through Compensation Option represented hereby

VOID AFTER April 29, 2007 (the “Expiration Date”)

Penson Financial Services Canada Inc.
330 Bay Street, Suite 711
Toronto, Ontario
M5H 2S8

on behalf of

NORTHERN SECURITIES INC.
(hereinafter referred to as the "Holder")

Each Flow-Through Compensation Option entitles the Holder to acquire one Flow-Through Compensation Warrant without payment of additional consideration. Each Flow-Through Compensation Warrant will entitle the Holder to acquire, subject to adjustment in accordance with the terms thereof, one (1) common share (a “Common Share”) in the capital of the Corporation at a price of CDN.$1.05 per Common Share, until the date which is 24 months following the Closing Date. The form of certificate representing the Flow-Through Compensation Warrant is attached hereto as Schedule "B".

Flow-Through Compensation Options may be exercised at any time and from time to time on or before the Expiration Date, but will automatically be exercised without any further action on the part of the Holder at 5:00 p.m. (Toronto time) on the earlier of: (i) the Qualification Date (as hereinafter defined), and (ii) the Expiration Date (the “Automatic Exchange”).

The terms and conditions which govern the Flow-Through Compensation Options are referred to herein.

Section 1. Definitions. The following words and phrases shall have the respective meanings ascribed to them as follows:

"Business Day" means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto are not open for business.

"Closing Date" means the date of issue of the Flow-Through Compensation Options.

"Final Receipt" means the final MRRS decision document issued in accordance with the Mutual Reliance Review System evidencing that final receipts for the Prospectus.

"Prospectus" means a final short form prospectus in respect of the distribution of the Flow-Through Compensation Warrants issuable upon the exercise of the Flow-Through Compensation Options.

"Qualification Date" means the third Business Day after the later of (i) the date of issuance of a Final Receipt and (ii) the clearance of a Registration Statement.

"Registration Statement" means the registration statement to be filed by the Corporation with the SEC with respect to the Common Shares.

“SEC” means the United States Securities and Exchange Commission.

Section 2. Increase of Flow-Through Compensation Warrants. If the Qualification Date has not occurred by 5:00 p.m. (Toronto time) on the date which is 60 days from the Closing Date, each holder of Flow-Through Compensation Options shall thereafter be entitled to receive, upon the exercise or deemed exercise of the Flow-Through Compensation Options, 1.1 Flow-Through Compensation Warrants for every Flow-Through Compensation Option then held by the Holder (in lieu of the one Flow-Through Compensation Warrant) for no additional consideration.

Section 3. Exercise of Flow-Through Compensation Options. The Flow-Through Compensation Options may be exercised by the Holder hereof ("Voluntary Exercise"), in whole or in part (but not as to a fractional share), by the completion of the subscription form attached hereto as Schedule "A" and by the surrender of the Flow-Through Compensation Options (properly endorsed) at the office of the Corporation at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7 (or at such other agency or office of the Corporation in the United States or Canada as it may designate by notice in writing to the Holder hereof at the address of the Holder hereof appearing on the books of the Corporation). If any Flow-Through Compensation Options have not been exercised prior to the Automatic Exchange, the Flow-Through Compensation Options shall be automatically exercised in full on the date of the Automatic Exchange.

In the event of a Voluntary Exercise of the rights represented by the Flow-Through Compensation Options, a certificate or certificates for the Flow-Through Compensation Warrants so acquired, registered in the name of the Holder hereof, shall be delivered to the Holder hereof within a reasonable time, not exceeding five Business Days, after the rights represented by the Flow-Through Compensation Options shall have been so exercised. With respect to any such exercise, the Holder hereof shall for all purposes be deemed to have become the holder of record of the number of Flow-Through Compensation Warrants evidenced by such certificate or certificates from the date on which the Flow-Through Compensation Options were surrendered irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such Flow-Through Compensation Warrants at the close of business on the next succeeding date on which the stock transfer books are open. No fractional Flow-Through Compensation Warrants shall be issued upon exercise of the Flow-Through Compensation Options. The holder may exercise less than all of the Flow-Through Compensation Options evidenced by this certificate, in which event a new Flow-Through Compensation Option certificate representing the Flow-Through Compensation Options not then exercised will be issued to the Holder.

In the event of an Automatic Exercise of the rights represented by the Flow-Through Compensation Options, the right of a Holder to acquire Flow-Through Compensation Warrants represented hereby will be deemed to have been exercised on the basis provided for herein (to the extent not previously exercised or repurchased). In the event of a deemed exercise of the Flow-Through Compensation Options, the Corporation shall within five (5) Business Days mail or cause to be mailed a Flow-Through Compensation Warrant certificate registered in the same name and mailed to the same address as the Flow-Through Compensation Options are registered.

The registered holder will be entitled to the rights evidenced hereby free from all equities and rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly, and the delivery to any such registered holder of the Flow-Through Compensation Warrants issued on exercise or deemed exercise of such Flow-Through Compensation Options will be a good discharge to the Corporation therefore and, unless the Corporation is required by statute or by an order of a court of competent jurisdiction, the Corporation will not be bound to inquire into the title of any such registered holder.

Section 4. Lost, Stolen, Mutilated, or Destroyed Flow-Through Compensation Option Certificate. If this Flow-Through Compensation Option certificate is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnify the Corporation or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Flow-Through Compensation Option certificate, include the surrender thereof), issue a new Flow-Through Compensation Option certificate of like denomination and tenor as the Flow-Through Compensation Option certificate so lost, stolen, mutilated or destroyed. Any such new Flow-Through Compensation Option certificate shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated, or destroyed Flow-Through Compensation Option certificate shall be at any time enforceable by anyone.

Section 5. No Transfer. The rights conferred hereunder shall be non-transferable and non-tradeable.

Section 6. General Covenants, Representations and Warranties. The Corporation represents, warrants, covenants and agrees with the Holder that so long as any Flow-Through Compensation Option remains outstanding and may be exercised:

(1)
the Corporation is duly authorized to create and issue the Flow-Through Compensation Options and Flow-Through Compensation Warrants and that this Flow-Through Compensation Option certificate be valid and enforceable against the Corporation;

(2)
the Corporation will at all times maintain its corporate existence, carry on and conduct its business in a proper and business-like manner, keep or cause to be kept proper books of account in accordance with generally accepted accounting practice; and

(3)	generally, the Corporation will well and truly perform and carry out all acts and things to be done by it as provided in this certificate.

Section 7. Notices. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, if to the Holder to such Holder at the address shown on the records of the Corporation or at such other address as shall have been furnished to the Corporation by notice from such Holder. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed to the Corporation at the offices of the Corporation at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7, or at such other address as shall have been furnished to the Holder by notice from the Corporation.

A notice so given by mail or so delivered will be deemed to have been given on the fifth Business Day after it has been mailed or on the day which it has been delivered, as the case may be. In determining under any provision hereof the date when notice of an event must be given, the date of giving notice will be included and the date of the event will be excluded.

Section 8. Successor Corporations. In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety, or substantially as an entirety, to another corporation, the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this certificate to be performed by the Corporation

Section 9. Binding Effect. This Flow-Through Compensation Option certificate and all of its provisions shall enure to the benefit of the Holder and its successors and shall be binding upon the Corporation and its successors and permitted assigns.

Section 10. Governing Law. This Flow-Through Compensation Option certificate shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable herein.

Section 11. Corporate Obligations Rather Than Individual. Subject as hereinafter provided, all or any of the rights conferred upon the Holder by the terms of this Flow-Through Compensation Option certificate may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement contained herein shall be had against any shareholder, officer or director of the Corporation either directly or through the Corporation, it being expressly agreed and declared that the obligations under this Flow-Through Compensation Option certificate are solely corporate obligations and that no personal liability whatever shall attach to or be incurred by the shareholders, officers or directors of the Corporation or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Flow-Through Compensation Options. The foregoing shall, with respect to the officers and directors of the Corporation, be subject to rights of action for damages or rescission which the Holder may have pursuant to applicable securities laws.

Section 12. Legends. The certificates representing the Flow-Through Compensation Warrants, issued upon exercise hereof, shall bear such legends as determined to be applicable in the sole discretion of the Corporation.

Section 13. Time. Time shall be of the essence of this Flow-Through Compensation Option certificate.

IN WITNESS WHEREOF the Corporation has caused this Flow-Through Compensation Option certificate to be signed by its duly authorized officer as of the date written above.

YUKON GOLD CORPORATION, INC.

Per:
Authorized Officer

SCHEDULE "A"

EXERCISE FORM

TO: YUKON GOLD CORPORATION, INC.

The undersigned hereby exercises the right to acquire ____________ Flow-Through Compensation Warrants of Yukon Gold Corporation, Inc.

The Flow-Through Compensation Warrants are to be issued as follows:

Name:

(print clearly)

Address in full:

Number of Flow-Through Compensation Warrants:________________________________________________

Note:	If any of the Flow-Through Compensation Warrants are to be issued in the name of any other person(s), please attach (and initial) a schedule giving these particulars.

DATED this________day of________________, 200_

Signature Guaranteed	Signature

(Signature of Special Warrant Holder to be the same as appears on the face of the
Flow-Through Compensation Option Certificate)

Print full name

Print full address

Social Insurance Number

(see Instructions on next page)

Instructions:

1.
The registered Holder may exercise its right to receive Flow-Through Compensation Warrants by completing this Exercise Form and surrendering this Exercise Form and the Flow-Through Compensation Option representing the Flow-Through Compensation Options being exercised to the Corporation at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7. Certificates for Flow-Through Compensation Warrants will be delivered or mailed within five business days after receipt of the exercise of the Flow-Through Compensation Options.

2.
If the Exercise Form indicates that Flow-Through Compensation Warrants are to be issued to a person or persons other than the registered Holder of the Flow-Through Compensation Option certificate, the signature of such Holder on the Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust Corporation or an investment dealer who is a member of the Medallion Stamp Guarantee Program. The guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

3.
If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judicial or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

4.
Flow-Through Compensation Warrants received on the exercise of the Flow-Through Compensation Options may be subject to a "hold period" under applicable securities laws if the Special Warrants are exercised prior to the date on which a registration statement filed under the Securities Act of 1933 as amended has been declared effective with respect to the Flow-Through Compensation Warrants of the Corporation issuable on the exercise of this Flow-Through Compensation Option certificate, and certificates representing such Flow-Through Compensation Warrants may, in such circumstances, be issued with a legend to reflect such hold period.

SCHEDULE "B"

FORM OF FLOW-THROUGH COMPENSATION WARRANT

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS APRIL 29, 2007.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE “STATE LAWS”). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE LAWS, OR PURSUANT TO APPLICABLE EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS WHICH MAY INCLUDE SALE THROUGH A DESIGNATED OFFSHORE SECURITIES MARKET. FURTHER, UNLESS THE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, THE SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THESE SECURITIES IN THE UNITED STATES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH 905 AND THE PRELIMINARY NOTES) PROMULGATED UNDER THE SECURITIES ACT.

FLOW-THROUGH COMPENSATION WARRANT

December 28, 2006.

YUKON GOLD CORPORATION, INC., a corporation incorporated under the laws of Delaware (the "Corporation")

WHEREAS the Corporation has entered into an agreement with Northern Securities Inc. (the "Agent") dated effective as of the 28th day of December, 2006 (the “Agency Agreement”) in connection with the offering (the “Private Placement”) of flow-through special warrants of the Corporation (the “Flow-Through Special Warrants”) and unit special warrants of the Corporation (the “Unit Special Warrants”);

AND WHEREAS the Corporation has agreed pursuant to the Agency Agreement to grant to the Agent a non-transferable option (the “Flow-Through Compensation Option”) to acquire for no additional consideration that number of the Broker's Warrants (defined below) equal to 7% of the number of Flow-Through Special Warrants issued pursuant to the Private Placement in partial consideration of the Agent's services performed under the Agency Agreement;

NOW THEREFORE, THIS AGREEMENT WITNESSETH that in consideration of the premises, mutual covenants and agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

BROKER'S WARRANTS

The Corporation hereby grants to the Agent, subject to the terms and conditions hereinafter set out, ● irrevocable flow-through compensation warrants (the "Broker's Warrants") to purchase common shares in the capital of the Corporation (“Common Shares”). Each Broker’s Warrant shall be exercisable on payment of the Exercise Price (as defined below) into one Common Share on or before the Expiry Date (as defined below).

EXERCISE DATE

The Broker's Warrants granted hereunder shall be exercised on or before the close of business on December 28th, 2008 (the "Expiry Date"), after which all rights granted hereunder shall terminate.

EXERCISE PRICE

The exercise price shall be the sum of $1.05 per Common Share (the "Exercise Price").

EXERCISE OF WARRANT

The Broker's Warrants granted hereunder may be exercised in whole or in part, at any time and from time to time, on or prior to 5:00 p.m. (Toronto time) on the Expiry Date, by the Agent giving a notice to the Corporation in writing at the address specified in the Agency Agreement, specifying therein the number of Common Shares in respect of which the Broker's Warrants are being exercised, accompanied by payment in certified cheque or bankers' draft payable to the Corporation at par in same day freely transferable funds in Toronto, Ontario in full payment of the purchase price for such number of Common Shares so specified therein.

CERTIFICATES

Upon exercise of the Broker's Warrants, the Corporation shall forthwith deliver to the Agent, or as the Agent may otherwise in writing direct in the notice of exercise of Broker's Warrants, within five (5) business days following the receipt by the Corporation of payment in immediately available funds for the number of Common Shares so exercised, certificates representing in the aggregate such number of Common Shares as the Agent may have paid for. With respect to any such exercise, the Agent shall for all purposes be deemed to have become the holder of record of the number of Common Shares evidenced by such certificate or certificates from the date on which this Broker's Warrant was surrendered and payment of the Exercise Price was made irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Corporation are closed, the Agent shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The Agent may exercise less than all of the Broker's Warrants evidenced by this certificate, in which event a new certificate representing the Broker's Warrants not then exercised will be issued to the Agent.

NO RIGHTS OF SHAREHOLDER UNTIL EXERCISE

The Agent shall have no rights whatsoever as a shareholder (including any right to receive dividends or other distributions to shareholders or to vote at a meeting of the shareholders of the Corporation) other than in respect of Common Shares issued upon the exercise of Broker's Warrants hereunder.

NON-TRANSFERABLE

The rights conferred hereunder shall be non-transferable and non-tradeable.

NO FRACTIONAL SECURITIES

No fractional Common Shares will be issued on exercise of these Broker's Warrants, or any compensation made for such fractional securities, if any.

DILUTION

(a) Definitions. For the purpose of Section 9, the words and terms defined below shall have the respective meanings ascribed to them as follows:

"Current Market Price" of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on (i) the Toronto Stock Exchange (the "TSX"), (ii) if the Common Shares are not then listed on the TSX, on such other Canadian stock exchange on which the Common Shares then trades, or (iii), if the Common Shares are not then listed on any Canadian stock exchange, on any over-the-counter market on which the Common Shares traded, during the period of any twenty consecutive trading days ending not more than five (5) Business Days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on said exchange or market, as the case may be, during the said twenty consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any Canadian stock exchange or traded in the over-the-counter market, then the Current Market Price shall be determined by the directors of the Corporation in their sole discretion;

"director" means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action "by the directors" means action by the directors of the Corporation as a board or, whenever empowered, action by the executive committee of such board; and

"trading day" with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(b)  If at any time after December •, 2006 and prior to 5:00 p.m. (Toronto time) on the Expiry Date the Corporation shall (i) subdivide or re-divide its then outstanding Common Shares into a greater number of Common Shares, (ii) reduce, combine or consolidate its then outstanding Common Shares into a lesser number of Common Shares or (iii) issue Common Shares (or securities exchangeable for or convertible into Common Shares) to the holders of all or substantially all of its then outstanding Common Shares by way of a stock dividend or other distribution (any of such events herein called a "Common Stock Reorganization"), then the Exercise Price shall be adjusted effective immediately after the effective date of any such event in (i) or (ii) above or the record date at which the holders of Common Shares are determined for the purpose of any such dividend or distribution in (iii) above, as the case may be, by multiplying the Exercise Price in effect on such effective date or record date, as the case may be, by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Stock Reorganization including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would be outstanding if such securities were exchanged for or converted into Common Shares.

(c) If at any time after December •, 2006 and prior to 5:00 p.m. (Toronto time) on the Expiry Date the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares, of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the "Rights Period"), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share at the date of issue of such securities) of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being herein called a "Rights Offering"), the Exercise Price shall be adjusted effective immediately after the record date for the Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i) the numerator of which shall be the aggregate of

(A)	the number of Common Shares outstanding on the record date for the Rights Offering; and

(B) the quotient determined by dividing

(I)
either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

(II)	the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)
the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this Subsection 9(c), there is more than one purchase, conversion or exchange price per share of Common Shares, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of each applicable purchase, conversion or exchange price per Common Share, as the case may be. Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 9(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this Subsection 9(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(d) If at any time after December 28, 2006 and prior to 5:00 p.m. (Toronto time) on the Expiry Date, the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the Common Shares of:

(i) shares of the Corporation of any class other than Common Shares;

(ii)
rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share at the date of issue of such securities) of at least 95% of the Current Market Price of the Common Shares on such record date);

(iii) evidences of indebtedness of the Corporation; or

(iv)	any property or assets of the Corporation (for greater certainty, excluding a cash dividend in the ordinary course);

and if such issue or distribution does not constitute a Common Stock Reorganization or a Rights Offering (any of such non-excluded events being herein called a "Special Distribution"), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A) the numerator of which shall be the difference between

(I)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

(II)
the fair value, as determined by the directors of the Corporation, to the holders of the Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 9(d) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this Subsection 9(d), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect if the fair market value had been determined on the basis of the number of Common Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

(e) If at any time after December 28, 2006 and prior to 5:00 p.m. (Toronto time) on the Expiry Date there is a capital reorganization of the Corporation or a reclassification or other change in the Common Shares (other than a Common Stock Reorganization) or a consolidation or merger or amalgamation of the Corporation with or into any other corporation or other entity (other than a consolidation, merger or amalgamation which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other securities), or a transfer of all or substantially all of the Corporation's undertaking and assets to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a "Capital Reorganization"), after the effective date of the Capital Reorganization the Agent shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Broker's Warrants, in lieu of the number of Common Shares to which the Agent was theretofore entitled upon the exercise of the Broker's Warrants, the kind and aggregate number of Common Shares and other securities or property resulting from the Capital Reorganization which the Agent would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Agent has been the registered holder of the number of Common Shares to which the Agent was theretofore entitled to purchase or receive upon the exercise of the Broker's Warrants. If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Broker's Warrant certificate with respect to the rights and interest thereafter of the Agent to the end that the provisions of this Broker's Warrant certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Broker's Warrant certificate.

(f) If at any time after December 28, 2006 and prior to 5:00 p.m. (Toronto time) on the Expiry Date, any of the events set out in Subsections 9(a), (b), (c), (d) or (e) shall occur and the occurrence of such event results in an adjustment of the Exercise Price pursuant to the provisions of this Section 9, then the number of Common Shares purchasable pursuant to this Broker's Warrant shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(g) If the Corporation takes any action affecting its Common Shares to which the foregoing provisions of this Section 9, in the opinion of the board of directors of the Corporation, acting in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Agent against dilution in accordance with the intent and purposes hereof, or would otherwise materially affect the rights of the Agent hereunder, then the Corporation shall, subject to the approval of the TSX (or such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable), execute and deliver to the Agent an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such manner as the board of directors of the Corporation may determine to be equitable in the circumstances, acting in good faith. The failure of the taking of action by the board of directors of the Corporation to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances

ADJUSTMENT RULES

The following rules and procedures shall be applicable to the adjustments made pursuant to Section 9:

(a)
any Common Shares owned or held by or for the account of the Corporation shall be deemed not be to outstanding except that, for the purposes of Section 9, any Common Shares owned by a pension plan or profit sharing plan for employees of the Corporation or any of its subsidiaries shall not be considered to be owned or held by or for the account of the Corporation;

(b)
no adjustment in the Exercise Price or the number of Common Shares purchasable pursuant to this Broker's Warrant shall be required unless a change of at least 1% of the prevailing Exercise Price or the number of Common Shares purchasable pursuant to this Broker's Warrant would result, provided, however, that any adjustment which, except for the provisions of this Section 10(b), would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

(c)
the adjustments provided for in Section 9 are cumulative and shall apply to successive subdivisions, consolidations, dividends, distributions and other events resulting in any adjustment under the provisions of such Section;

(d)
in the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in Subsection 9(a)(iii) above, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected;

(e)
if the Corporation sets a record date to take any action and thereafter and before the taking of such action abandons its plan to take such action, then no adjustment to the Exercise Price will be required by reason of the setting of such record date;

(f)
as a condition precedent to the taking of any action which would require any adjustment to the Broker's Warrants evidenced hereby, including the Exercise Price, the Corporation must take any corporate action which may be necessary in order that the Corporation shall have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all of the shares or other securities which the Agent is entitled to receive on the full exercise thereof in accordance with the provisions hereof;

(g)
forthwith, but no later than fourteen (14) days, after any adjustment to the Exercise Price or the number of Common Shares purchasable pursuant to the Broker's Warrants, the Corporation shall provide to the Agent a notice as to the amount of such adjustment and, in reasonable detail, describing the event requiring and the manner of computing or determining such adjustment;

(h)
any question that at any time or from time to time arises with respect to the amount of any adjustment to the Exercise Price or other adjustment pursuant to Section 9 shall be conclusively determined by a firm of independent chartered accountants (who may be the Corporation's auditors) and shall be binding upon the Corporation and the Agent;

(i)
any adjustment to the Exercise Price under the terms of this Broker's Warrant certificate shall be subject to the prior approval of the TSX (or such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable);

(j)
in case the Corporation, after the date of issue of this Broker's Warrant certificate, takes any action affecting the Common Shares, other than an action described in Section 9, which in the opinion of the directors of the Corporation would materially affect the rights of the Agent, the Exercise Price will be adjusted in such manner, if any, and at such time, by action by the directors of the Corporation but subject in all cases to any necessary regulatory approval, including approval of the TSX (or such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable). Failure of the taking of action by the directors of the Corporation so as to provide for an adjustment on or prior to the effective date of any action by the Corporation affecting the Common Shares will be conclusive evidence that the board of directors of the Corporation has determined that it is equitable to make no adjustment in the circumstances; and

(k)
on the happening of each and every such event set out in Section 9, the applicable provisions of this Broker's Warrant certificate, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

RESERVATION OF TREASURY SHARES

The Corporation shall at all times, during the term of this Agreement, reserve and keep available a sufficient number of unissued Common Shares to satisfy the requirements hereof.

LOST, STOLEN, MUTILATED, OR DESTROYED BROKER'S WARRANT

If this Broker's Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnify the Corporation or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Broker's Warrant, include the surrender thereof), issue a new Broker's Warrant of like denomination and tenor as the Broker's Warrant so lost, stolen, mutilated or destroyed. Any such new Broker's Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated, or destroyed Broker's Warrant shall be at any time enforceable by anyone.

FURTHER ASSURANCES

The parties hereto covenant that they shall and will from time to time and at all times hereafter do and perform all such acts and things and execute all such additional documents as may be required to give effect to the terms and intention of this Agreement.

ENTIRE AGREEMENT

This Agreement supersedes all other agreements, documents, writings and verbal understandings among the parties relating to the subject matter hereof and represents the entire agreement between the parties relating to the subject matter hereof.

NOTICE

All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, if to the Agent at the address shown in the Agency Agreement or at such other address as shall have been furnished to the Corporation by notice from the Agent. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed to the Corporation at the offices of the Corporation at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7, or at such other address as shall have been furnished to the Agent by notice from the Corporation.

A notice so given by mail or so delivered will be deemed to have been given on the fifth business day after it has been mailed or on the day which it has been delivered, as the case may be. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded.

GOVERNING LAW

This Broker's Warrant certificate shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

TIME

Time shall be of the essence of this Agreement.

ENUREMENT

Subject to the other provisions hereof, this Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

IN WITNESS WHEREOF the Corporation has cause this certificate to be signed by its duly authorized officer as of the date written above.

YUKON GOLD CORPORATION, INC.

Per: